UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 16, 2008
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ZiLOG, Inc.
(Exact name of Registrant as specified in its charter)
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Delaware	001-13748	13-3092996
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6800 Santa Teresa Boulevard
San Jose, California 95119
(Address of principal executive offices, including zip code)

(408) 513-1500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

Darin Billerbeck, Chief Executive Officer of ZiLOG, Inc., sent the attached letter, dated April 16, 2008, to James A. Schwartz of Harvey Partners, LLC, in response to the press release issued by Harvey Partners, LLC on April 10, 2008.  A copy of the letter is furnished as an exhibit to this Form 8-K.  This Form 8-K and the attached exhibit are furnished to but not filed with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.
	99.1	Letter from ZiLOG, Inc. to Harvey Partners, LLC, dated April 16, 2008

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2008

ZiLOG, INC.

By:	/s/ Darin G. Billerbeck
Darin G. Billerbeck
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Letter from ZiLOG, Inc. to Harvey Partners, LLC, dated April 16, 2008